EXHIBIT 25(d)

                                    FORM T-1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


              New York                                          13-5160382
     (Jurisdiction of incorporation                          (I.R.S. Employer
      if not a U.S. national bank)                          Identification No.)

One Wall Street, New York, New York                               10286
(Address of principal executive offices)                        (Zip code)

                                -----------------

                                    TXU CORP.
               (Exact name of obligor as specified in its charter)


               Texas                                            75-2669310
      (State or other jurisdiction                           (I.R.S. Employer
   of incorporation or organization)                        Identification No.)

     Energy Plaza, 1601 Bryan Street
            Dallas, Texas                                         75201
(Address of principal executive offices)                        (Zip code)

                                -----------------

         TXU Corp. Guarantee with Respect to TXU Capital III Preferred
                              Trust Securities(*)
                       (Title of the indenture securities)


-------------------
    (*)Specific title(s) to be determined in connection with issuance(s) of TXU Capital III Preferred Trust Securities.

ITEM 1.   GENERAL INFORMATION.(*)

          Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
   State of New York                      and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W.,
                                          Washington, D.C. 20429
New York Clearing House Association New York, N.Y. 10005

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16.  LIST OF EXHIBITS.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1.  -     A copy of the Organization Certificate of The Bank of New
                    York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration
                    Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to
                    Form T-1 filed with Registration Statement No. 33-29637.)

          4.  -     A copy of the existing By-laws of the Trustee. (Exhibit 4
                    to Form T-1 filed with Registration Statement No. 33-31019.)

          6.  -     The consent of the Trustee required by Section 321(b) of
                    the Act. (Exhibit 6 to Form T-1 filed with Registration
                    Statement No. 33-44051.)

          7.  -     A copy of the latest report of condition of the Trustee
                    published pursuant to law or to the requirements of its supervising or examining authority.

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    (*)Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                      NOTE

          Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of March, 2002.

                                            THE BANK OF NEW YORK


                                            By: /s/ REMO J. REALE
                                            ------------------------------
                                                    Remo J. Reale
                                                    Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
          And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                            in Thousands
------                                                           --------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin........................................  $ 3,238,092
  Interest-bearing balances......................................    5,255,952
Securities:
  Held-to-maturity securities....................................      127,193
  Available-for-sale securities..................................   12,143,488
Federal funds sold and Securities
    purchased under agreements to resell.........................      281,677
Loans and lease financing
  receivables:
Loans and leases held for sale...................................          786
  Loans and leases, net of unearned
    Income.............................. 48,206,726
  LESS:  Allowance for loan and
    lease losses........................    607,115
  Loans and leases, net of unearned
    income and allowance.........................................   45,599,611
Trading Assets...................................................    9,074,924
Premises and fixed assets (including
  capitalized leases)............................................      783,165
Other real estate owned..........................................          935
Investments in unconsolidated subsid-
  iaries and associated companies................................      200,944
Customers' liability to this bank on
  acceptances outstanding........................................      311,521
Intangible assets
  Goodwill.......................................................    1,546,125
  Other intangible assets........................................        8,497
Other assets.....................................................    8,761,129
                                                                   -----------
Total assets.....................................................  $87,334,039
                                                                   ===========

                                                                     EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
-----------

Deposits:
  In domestic offices............................................  $28,254,986
  Noninterest-bearing................... 10,843,829
  Interest-bearing ..................... 17,411,157
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs...............................   31,999,406
  Noninterest-bearing...................  1,006,193
  Interest-bearing...................... 30,993,213
Federal funds purchased and securities
  sold under agreements to repurchase ...........................    6,004,678
Trading liabilities..............................................    2,286,940
Other borrowed money:
  (includes mortgage indebtedness and
   obligations under capitalized leases..........................    1,845,865
Bank's liability on acceptances
  executed and outstanding.......................................      440,362
Subordinated notes and debentures................................    2,196,000
Other liabilities................................................    7,607,267
                                                                    ----------
Total liabilities................................................   80,635,504
                                                                    ==========


EQUITY CAPITAL
--------------

Common stock.....................................................    1,135,284
Surplus..........................................................    1,050,729
Retained earnings................................................    4,436,230
Accumulated other comprehensive income...........................       76,292
Other equity capital components..................................            0
Total equity capital.............................................    6,698,535
                                                                   -----------
Total liabilities and equity capital.............................  $87,334,039
                                                                   ===========

                                                                     EXHIBIT 7
                                                                   (Page 3 of 3)

          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro
                                           Senior Vice President and Comptroller


          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

          Thomas A. Renyi   )
          Alan R. Griffith  )        Directors
          Gerald L. Hassell )